Advance to Suppliers	12 Months Ended
Sep. 30, 2021
Advances To Suppliers [Abstract]
ADVANCE TO SUPPLIERS

NOTE 5 — ADVANCE TO SUPPLIERS

Advances to suppliers consist of the following:

	September 30, 2021	September 30, 2020
Advances to suppliers for inventory raw material purchase	$2,738,313	$-
Less: allowance for doubtful accounts	-	-
Advances to suppliers	$2,738,313	$-

Advances to suppliers represent prepayments made to suppliers to ensure continuous high-quality supplies and favorable purchase prices for raw materials. During 2021, due to supply chain disruption caused by COVID-19, the market price for raw materials continued to increase. In order to ensure sufficient raw materials for production and lock the favorite purchase price, the Company made advance payment to suppliers. As of the date of this report, 66.1% of the September 30, 2021 balance has been realized when the Company received the purchased raw materials and the remaining balance is expected to be realized by March 2022.